UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/31/2015

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS August 31, 2015 Unaudited

	Shares	Value
Common Stocks—7.3%
AGL Resources, Inc.	5,664	$345,447
Altera Corp.	7,306	354,706
Ambit Biosciences Corp.[1,9]	23,568	14,141
Blyth, Inc.[1]	63,357	378,241
Chelsea Therapeutics, Inc.[1,9]	40,295	—
Cytec Industries, Inc.	4,985	369,887
Dealertrack Technologies, Inc.[1]	6,175	387,543
Dot Hill Systems Corp.[1]	38,914	376,298
Durata Therapeutics[1,9]	14,998	—
EME Reorganization Trust	260,360	2,604
Furiex Pharmaceuticals, Inc.[1,9]	2,446	11,949
Goldman Sachs Group, Inc. (The)	854	161,064
HCC Insurance Holdings, Inc.	4,984	385,114
Home Properties, Inc.	5,131	380,772
Hospira, Inc.[1]	4,313	388,041
Integrated Silicon Solution, Inc.	20,520	450,824
IPC Healthcare, Inc.[1]	4,710	373,974
Merge Healthcare, Inc.[1]	53,503	379,336
Metalico, Inc.[1]	672,102	387,131
NII Holdings, Inc.[1]	3,028	26,011
Niska Gas Storage Partners LLC, Cl. U2	92,791	308,994
NRG Energy, Inc.	856	17,055
NTELOS Holdings Corp.[1]	40,920	375,236
OM Group, Inc.	11,648	390,208
Orbitz Worldwide, Inc.[1]	32,593	373,842
Planar Systems, Inc.[1]	57,581	316,696
Precision Castparts Corp.	1,613	371,393
Remy International, Inc.	12,664	371,055
StanCorp Financial Group, Inc.	3,248	369,330
Symetra Financial Corp.	11,637	366,216
Teva Pharmaceutical Industries Ltd.[1]	940	—
Thoratec Corp.[1]	5,934	372,774
Xoom Corp.[1]	7,991	198,417
Total Common Stocks (Cost $9,207,802)		9,004,299

	Principal Amount
Mortgage-Backed Obligations—0.4%
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 0.00%, 7/1/26[3,4]	$209,094	42,632
Series 2815, Cl. PT, 0.00%, 11/15/32[3,4]	106,630	7,215
Series 2922, Cl. SE, 4.51%, 2/15/35[3]	22,626	4,334
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	30,932	8,085
Series 3031, Cl. BI, 2.075%, 8/15/35[3]	298,927	74,692
Series 3201, Cl. SG, 2.313%, 8/15/36[3]	119,485	22,283
Series 3606, Cl. SN, 0.00%, 12/15/39[3,4]	140,832	25,832
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 3.61%, 5/25/33[3]	52,319	9,563
Series 2003-52, Cl. NS, 0.00%, 6/25/23[3,4]	74,559	10,332
Series 2004-56, Cl. SE, 12.383%, 10/25/33[3]	99,300	19,785
Series 2005-12, Cl. SC, 8.216%, 3/25/35[3]	10,771	2,666

1 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-14, Cl. SE, 18.419%, 3/25/35[3]	$184,598	$30,808
Series 2005-6, Cl. SE, 15.617%, 2/25/35[3]	205,089	38,520
Series 2005-87, Cl. SE, 13.259%, 10/25/35[3]	134,448	22,109
Series 2006-53, Cl. US, 13.521%, 6/25/36[3]	104,274	18,104
Series 2007-88, Cl. XI, 22.235%, 6/25/37[3]	188,191	33,278
Series 2010-116, Cl. BI, 0.00%, 8/25/20[3,4]	266,959	21,345
Series 2011-96, Cl. SA, 4.635%, 10/25/41[3]	528,207	92,529
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security, Series 2002-76, Cl. SG, 5.226%, 10/16/29[3]	213,110	52,030
Total Mortgage-Backed Obligations (Cost $459,706)		536,142

Non-Convertible Corporate Bonds and Notes—25.1%
Consumer Discretionary—3.8%
Auto Components—0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	350,000	354,900

Automobiles—0.2%
FCA US LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	250,000	268,800

Diversified Consumer Services—0.3%
Laureate Education, Inc., 10% Sr. Unsec. Nts., 9/1/19[5]	400,000	337,000

Hotels, Restaurants & Leisure—1.2%
Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18[6]	250,000	79,375
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	261,875
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[5]	250,000	241,720
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	222,250
Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	250,000	230,625
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[5]	450,000	415,125
		1,450,970

Media—1.7%
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	350,000	366,476
Clear Channel Worldwide Holdings, Inc., 6.50% Sr. Unsec. Nts., 11/15/22	250,000	259,188
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	350,000	331,846
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21	350,000	309,312
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[5]	250,000	250,625
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[5]	350,000	361,375
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[5]	250,000	246,875
		2,125,697

Specialty Retail—0.1%
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[5]	200,000	169,500

2 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Staples—0.7%
Food Products—0.7%
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[5]	$200,000	$181,250
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[5]	200,000	168,000
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[5]	200,000	195,000
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	350,000	360,063
		904,313

Energy—3.1%
Energy Equipment & Services—0.2%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	225,000	136,687
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000	117,500
		254,187

Oil, Gas & Consumable Fuels—2.9%
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21	250,000	35,625
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	250,000	248,125
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	250,000	182,187
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[5]	200,000	168,000
Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	200,000	135,000
5.50% Sr. Sub. Nts., 5/1/22	100,000	71,750
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	350,000	375,813
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	350,000	340,725
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[5]	200,000	181,000
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	91,250
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	200,000	81,500
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[5]	300,000	280,500
Pacific Exploration & Production Corp., 5.375% Sr. Unsec. Nts., 1/26/19[5]	250,000	137,500
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	250,000	117,750
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	250,000	247,500
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	151,875
Williams Cos., Inc. (The), 4.55% Sr. Unsec. Nts., 6/24/24	250,000	221,669
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	250,000	235,865
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[5]	200,000	188,000
		3,491,634

Financials—4.9%
Capital Markets—0.3%
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	350,000	372,750

Commercial Banks—2.6%
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[5]	200,000	183,775
Banco Pan SA, 8.50% Sub. Nts., 4/23/20[5]	225,000	219,094
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	550,000	536,250
CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17	350,000	356,125
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[5]	250,000	244,375
HBOS plc, 6.75% Sub. Nts., 5/21/18[5]	200,000	221,168

3 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[5,7]	$250,000	$255,865
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[5]	250,000	244,541
Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[7,8]	200,000	212,491
Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	250,000	269,700
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[5]	200,000	193,089
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[5]	200,000	209,599
		3,146,072

Consumer Finance—0.5%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	350,000	415,702
Navient Corp., 8.45% Sr. Unsec. Nts., 6/15/18	250,000	266,875
		682,577

Diversified Financial Services—0.2%
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[5]	200,000	199,000
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20	350,000	1,750
		200,750

Insurance—0.2%
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[5]	250,000	250,000

Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	367,500

Real Estate Management & Development—0.8%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[5]	200,000	210,000
Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[5]	250,000	235,313
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[5,6]	200,000	102,000
Logan Property Holdings Co. Ltd., 11.25% Sr. Unsec. Nts., 6/4/19	200,000	207,572
Talen Energy Supply LLC, 5.125% Sr. Unsec. Nts., 7/15/19[5]	250,000	237,500
		992,385

Health Care—1.8%
Health Care Equipment & Supplies—0.6%
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[5]	400,000	358,500
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	400,000	423,000
		781,500

Health Care Providers & Services—0.9%
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19	250,000	261,875
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	250,000	249,375
5.75% Sr. Unsec. Nts., 8/15/22	100,000	106,775
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	400,000	444,000
		1,062,025

Pharmaceuticals—0.3%
Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[5]	400,000	418,000

4 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrials—2.2%
Aerospace & Defense—0.4%
Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[5]	$250,000	$188,750
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	250,000	245,625
		434,375

Building Products—0.2%
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[5]	200,000	195,000

Construction & Engineering—0.0%
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[5,6]	335,000	36,515

Machinery—0.6%
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[5]	250,000	225,000
Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	250,000	272,187
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	219,375
		716,562

Professional Services—0.3%
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[5]	350,000	346,500

Trading Companies & Distributors—0.7%
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	268,125
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	200,000	216,500
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	400,000	431,000
		915,625

Information Technology—1.3%
Communications Equipment—0.3%
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	250,000	262,342
Avaya, Inc., 10.50% Sec. Nts., 3/1/21[5]	100,000	66,750
		329,092

IT Services—0.2%
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	250,000	287,813

Software—0.6%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[5]	250,000	263,437
Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[5]	250,000	245,052
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[5]	250,000	205,313
		713,802

Technology Hardware, Storage & Peripherals—0.2%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[5]	250,000	256,875

Materials—3.2%
Chemicals—0.4%
Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	250,000	218,750

5 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	$250,000	$214,531
		433,281

Construction Materials—0.3%
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[5]	450,000	428,625

Containers & Packaging—0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	250,000	258,438

Metals & Mining—2.1%
Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	250,000	257,969
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[5]	250,000	259,919
AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20	250,000	267,500
ArcelorMittal, 6.25% Sr. Unsec. Nts., 3/1/21	250,000	247,500
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[5]	250,000	155,000
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[5]	200,000	175,250
First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[5]	143,000	102,960
7.00% Sr. Unsec. Nts., 2/15/21[5]	143,000	101,530
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[5]	250,000	193,437
Nord Gold NV, 6.375% Sr. Unsec. Nts., 5/7/18[5]	200,000	198,000
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	250,000	250,625
Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[5]	200,000	190,500
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[5]	250,000	218,125
		2,618,315

Paper & Forest Products—0.2%
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[5]	200,000	207,000

Telecommunication Services—3.6%
Diversified Telecommunication Services—2.0%
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	350,000	336,438
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[5]	250,000	246,375
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[5]	200,000	192,000
8.50% Sub. Perpetual Bonds[5,7,8]	200,000	201,750
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[5]	400,000	422,500
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	257,500
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	250,000	241,250
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	350,000	365,925
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[5]	200,000	191,180
		2,454,918

Wireless Telecommunication Services—1.6%
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[5]	200,000	186,000
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[5]	200,000	190,112
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[5]	250,000	219,375

6 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Wireless Telecommunication Services (Continued)
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[5]		$200,000	$193,144
SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[5]		250,000	251,375
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		350,000	337,312
VimpelCom Holdings BV, 7.504% Sr. Unsec. Nts., 3/1/22[5]		350,000	339,367
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[5]		250,000	256,250
			1,972,935

Utilities—0.5%
Electric Utilities—0.3%
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31		250,000	299,304
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[6,9]		250,000	—
			299,304

Independent Power and Renewable Electricity Producers—0.2%
Dynegy, Inc., 6.75% Sr. Unsec. Nts., 11/1/19		250,000	260,469
Total Non-Convertible Corporate Bonds and Notes (Cost $34,263,928)			30,796,004

Event-Linked Bonds—16.3%
Earthquake—4.4%
Acorn Re Ltd. Catastrophe Linked Nts., 3.663%, 7/17/18[5,7]		250,000	252,137
Azzurro RE I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[5,7]	EUR	450,000	505,876
Bosphorus Ltd. Catastrophe Linked Nts., 3.579%, 8/17/18[5,7]		250,000	250,000
Bosphorus Re Ltd. Catastrophe Linked Nts., 2.546%, 5/3/16[5,7]		356,000	356,650
Golden State RE II Ltd. Catastrophe Linked Nts., 2.246%, 1/8/19[5,7]		500,000	498,975
Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.00%, 4/5/19[7,10]	JPY	40,000,000	330,697
2.296%, 4/6/18[5,7]		440,000	442,574
2.546%, 4/6/18[7,10]		250,000	251,912
Lakeside Re III Ltd. Catastrophe Linked Nts., 8.046%, 1/8/16[5,7]		250,000	253,931
Merna Re V Ltd. Catastrophe Linked Nts., 2.046%, 4/7/17[5,7]		250,000	249,688
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.546%, 4/8/16[7,10]		250,000	251,106
Merna Reinsurance Ltd. Catastrophe Linked Nts., 2.046%, 4/9/18[7,10]		250,000	248,913
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 8.046%, 12/4/15[5,7]		250,000	252,231
Nakama Re Ltd. Catastrophe Linked Nts.:
2.171%, 1/16/19[7,10]		250,000	250,713
2.546%, 4/13/18[5,7]		250,000	251,963
2.796%, 9/29/16[5,7]		250,000	252,156
Ursa Re Ltd. Catastrophe Linked Nts., 3.50%, 12/7/17[5,7]		500,000	497,925
			5,397,447

Longevity—0.4%
Vita Capital V Ltd. Catastrophe Linked Nts., 3.563%, 1/15/17[5,7]		500,000	507,625

Multiple Event—5.4%
Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.474%, 1/17/19[5,7]		500,000	511,525
Blue Danube II Ltd. Catastrophe Linked Nts., 4.368%, 5/23/16[5,7]		397,000	398,677
Caelus Re 2013 Ltd. Catastrophe Linked Nts.:
5.296%, 3/7/16[5,7]		250,000	250,906
6.896%, 4/7/17[5,7]		410,000	421,541
Citrus Re Ltd. Catastrophe Linked Nts.:
4.326%, 4/24/17[5,7]		250,000	248,337

7 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Multiple Event (Continued)
Citrus Re Ltd. Catastrophe Linked Nts.: (Continued)
4.506%, 4/18/17[5,7]		$250,000	$248,112
Cranberry Re Ltd. Catastrophe Linked Nts., 3.846%, 7/6/18[5,7]		250,000	253,987
East Lane Re VI Ltd. Catastrophe Linked Nts., 2.796%, 3/14/18[5,7]		250,000	246,762
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.546%, 4/30/18[5,7]		250,000	245,762
4.796%, 4/30/18[5,7]		250,000	247,237
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts., 8.946%, 12/6/15[5,7]		250,000	248,075
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.546%, 12/6/16[5,7]		500,000	506,225
5.796%, 12/6/16[5,7]		250,000	255,438
8.046%, 6/6/16[5,7]		250,000	261,612
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 5.296%, 12/6/17[5,7]		250,000	247,313
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 3.546%, 6/6/18[5,7]		250,000	252,888
Riverfront Re Ltd. Catastrophe Linked Nts., 4.046%, 1/6/17[5,7]		250,000	248,613
Sanders Re Ltd. Catastrophe Linked Nts.:
3.046%, 5/25/18[5,7]		250,000	245,888
3.286%, 5/25/18[5,7]		250,000	245,588
3.886%, 6/7/17[5,7]		250,000	249,738
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.00%, 1/8/18[5,7]		250,000	249,263
6.586%, 1/9/17[5,7]		300,000	303,795
VenTerra Re Ltd. Catastrophe Linked Nts., 3.796%, 1/9/17[5,7]		250,000	251,013
			6,638,295

Other—1.3%
Benu Capital Ltd. Catastrophe Linked Nts., 3.35%, 1/8/20[5,7]	EUR	500,000	562,646
Vitality Re IV Ltd. Catastrophe Linked Nts., 3.796%, 1/9/17[5,7]		250,000	256,312
Vitality Re V Ltd. Catastrophe Linked Nts., 1.796%, 1/7/19[7,10]		500,000	498,325
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.146%, 1/8/18[7,10]		250,000	250,638
			1,567,921

Windstorm—4.8%
Akibare II Ltd. Catastrophe Linked Nts., 3.796%, 4/13/16[5,7]		250,000	252,931
Alamo Re Ltd. Catastrophe Linked Nts.:
4.646%, 6/7/19[5,7]		250,000	252,912
5.286%, 6/7/17[5,7]		250,000	253,362
Aozora Re Ltd. Catastrophe Linked Nts., 2.046%, 4/7/17[5,7]	JPY	25,500,000	209,894
Armor Re Ltd. Catastrophe Linked Nts., 4.126%, 12/15/16[5,7]		500,000	500,012
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[5,7]	EUR	250,000	282,052
East Lane Re V Ltd. Catastrophe Linked Nts., 10.796%, 3/16/16[5,7]		250,000	258,006
Everglades Re II Ltd. Catastrophe Linked Nts., 5.196%, 5/3/18[5,7]		250,000	252,513
Everglades Re Ltd. Catastrophe Linked Nts., 7.496%, 4/28/17[5,7]		250,000	256,287
Gator Re Ltd. Catastrophe Linked Nts., 6.726%, 1/9/17[5,7]		500,000	456,875
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[5,7]	EUR	319,000	360,400
Ibis Re II Ltd. Catastrophe Linked Nts., 4.046%, 6/28/16[5,7]		255,000	257,837
Lion I Re Ltd. Catastrophe Linked Nts., 2.36%, 4/28/17[5,7]	EUR	250,000	280,425
Manatee Re Ltd. Catastrophe Linked Nts., 5.046%, 12/22/17[5,7]		250,000	249,425

8 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Windstorm (Continued)
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts.:
7.546%, 12/4/15[5,7]	$250,000	$247,981
7.796%, 12/4/15[5,7]	250,000	250,581
Pelican III Re Ltd. Catastrophe Linked Nts., 6.046%, 4/16/18[5,7]	250,000	250,838
Pelican Re Ltd. Catastrophe Linked Nts., 6.046%, 5/15/17[5,7]	250,000	256,188
Queen City Re Catastrophe Linked Nts., 3.546%, 1/6/17[5,7]	250,000	247,313
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.546%, 6/8/16[5,7]	262,000	262,295
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.546%, 5/9/16[5,7]	250,000	256,488
		5,894,615
Total Event-Linked Bonds (Cost $20,165,226)		20,005,903

	Shares
Investment Companies—13.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.17%[11,12]	4,402,968	4,402,968
Oppenheimer Master Loan Fund, LLC[11]	404,710	5,954,663
PowerShares Senior Loan Portfolio Exchange Traded Fund	254,015	5,938,871
Total Investment Companies (Cost $16,905,824)		16,296,502

Short-Term Note—30.1%
United States—30.1%
United States Treasury Bills, 0.072%, 9/17/15[13,14,15] (Cost $36,998,840)	37,000,000	36,998,840

Total Investments, at Value (Cost $118,001,326)	92.5%	113,637,690
Net Other Assets (Liabilities)	7.5	9,241,374
Net Assets	100.0%	$122,879,064

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $536,142 or 0.44% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $32,493,604 or 26.44% of the Fund’s net assets at period end.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. Represents the current interest rate for a variable or increasing rate security.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Security received as the result of issuer reorganization.

9 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

10. Restricted security. The aggregate value of restricted securities at period end were $2,082,304, which represents 1.69% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Kizuna Re II Ltd. Catastrophe Linked Nts., 2.00%, 4/5/19	3/20/15	$332,613	$330,697	$(1,916)
Kizuna Re II Ltd. Catastrophe Linked Nts., 2.546%, 4/6/18	7/1/14	251,403	251,912	509
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.546%, 4/8/16	10/7/14	251,043	251,106	63
Merna Reinsurance Ltd. Catastrophe Linked Nts., 2.046%, 4/9/18	3/16/15	250,000	248,913	(1,087)
Nakama Re Ltd. Catastrophe Linked Nts., 2.171%, 1/16/19	12/12/14	250,000	250,713	713
Vitality Re V Ltd. Catastrophe Linked Nts., 1.796%, 1/7/19	1/17/14	500,000	498,325	(1,675)
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.146%, 1/8/18	1/21/15	250,000	250,638	638
		$2,085,059	$2,082,304	$(2,755)

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 29, 2015[b]	Gross Additions	Gross Reductions		Shares August 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	—	18,215,331	13,812,363		4,402,968
Oppenheimer Master Loan Fund, LLC	431,710	—	27,000		404,710

		Value	Income		Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E		$4,402,968	$573		$—
Oppenheimer Master Loan Fund, LLC		5,954,663	82,093	[b]	5,345	[b]
Total		$10,357,631	$82,666		$5,345

a. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of accompanying Consolidated Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

12. Rate shown is the 7-day yield at period end.

13. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,999,875. See Note 5 of the accompanying Consolidated Notes.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $4,775,850. See Note 5 of the accompanying Consolidated Notes.

15. Zero coupon bond reflects effective yield on the date of purchase.

10 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$90,169,324	79.4%
Japan	2,242,252	2.0
Bermuda	2,101,962	1.9
Cayman Islands	2,010,500	1.8
Russia	1,756,555	1.5
Supranational	1,717,180	1.5
Mexico	1,374,419	1.2
Brazil	1,345,634	1.2
France	1,173,671	1.0
Eurozone	1,068,354	0.9
Colombia	1,067,500	0.9
China	967,376	0.9
Turkey	843,868	0.7
India	724,615	0.6
United Kingdom	715,868	0.6
Luxembourg	574,299	0.5
Italy	500,791	0.4
Chile	491,250	0.4
Barbados	422,500	0.4
Macau	415,125	0.4
Canada	393,240	0.3
South Africa	267,500	0.2
Jersey, Channel Islands	241,720	0.2
Peru	199,000	0.2
Australia	193,437	0.2
Argentina	188,000	0.2
Jamaica	186,000	0.2
Ukraine	168,000	0.2
Venezuela	117,750	0.1
Israel	—	–
Total	$113,637,690	100.0%

Forward Currency Exchange Contracts as of August 31, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BNP	10/2015	SEK	5,420	USD	648	$—	$7,365
BNP	10/2015	USD	1,823	MXN	28,900	98,085	—
BNP	10/2015	USD	621	NOK	4,930	25,098	—
BOA	10/2015	MXN	19,800	USD	1,242	—	60,386
BOA	10/2015	USD	632	AUD	830	42,545	—
BOA	10/2015	USD	1,964	EUR	1,781	—	35,309
BOA	10/2015	USD	629	MXN	10,000	32,328	—
CITNA-B	10/2015	HUF	175,000	USD	615	11,110	—
CITNA-B	10/2015	KRW	1,426,000	USD	1,262	—	57,501
CITNA-B	10/2015	TRY	1,670	USD	603	—	35,587
CITNA-B	10/2015	USD	2,448	GBP	1,580	23,910	—
CITNA-B	10/2015	USD	4,260	HUF	1,204,000	—	49,647
DEU	10/2015	TRY	4,860	USD	1,785	—	133,458

11 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
DEU	10/2015	USD	1,266	SEK	10,740	$—	$4,030
DEU	10/2015	USD	1,200	TRY	3,310	74,711	—
DEU	10/2015	USD	1,796	ZAR	22,780	88,402	—
DEU	10/2015	ZAR	7,680	USD	615	—	39,857
GSCO-OT	09/2015	BRL	2,830	USD	776	4,290	—
GSCO-OT	10/2015	HUF	1,374,000	USD	4,908	17,756	7,808
GSCO-OT	09/2015	USD	832	BRL	2,830	51,872	—
GSCO-OT	10/2015	USD	2,428	HUF	690,000	—	41,496
GSCO-OT	10/2015	USD	2,440	JPY	304,000	—	69,227
HSBC	10/2015	GBP	415	USD	647	—	10,589
HSBC	10/2015	USD	643	JPY	79,000	—	9,499
JPM	09/2015	BRL	3,840	USD	1,069	—	9,916
JPM	10/2015	EUR	2,170	USD	2,497	—	60,536
JPM	09/2015 - 10/2015	JPY	547,000	USD	4,564	—	50,737
JPM	10/2015	USD	602	AUD	815	22,924	—
JPM	09/2015 - 10/2015	USD	2,111	BRL	7,680	10,216	5,822
JPM	10/2015	USD	604	CAD	770	18,958	—
JPM	10/2015	USD	587	CHF	555	12,108	—
JPM	10/2015	USD	587	EUR	530	—	8,502
JPM	10/2015	USD	576	JPY	71,000	—	9,774
JPM	10/2015	USD	2,470	KRW	2,803,000	102,986	—
JPM	10/2015	USD	601	NOK	4,860	13,886	—
JPM	10/2015	USD	599	NZD	895	33,525	—
JPM	10/2015	USD	587	SEK	4,980	—	1,793
JPM	10/2015	USD	2,295	TRY	6,500	86,457	—
MSCO	10/2015	USD	620	CAD	780	27,257	—
MSCO	10/2015	USD	628	CHF	590	17,271	—
MSCO	10/2015	USD	627	EUR	565	—	7,209
MSCO	09/2015 - 11/2015	USD	2,553	JPY	311,000	—	13,306
NOM	10/2015	USD	1,863	GBP	1,200	21,579	—
NOM	10/2015	USD	616	NZD	925	31,220	—
RBS	10/2015	GBP	1,570	USD	2,443	—	34,349
TDB	09/2015	BRL	1,010	USD	277	1,531	—
TDB	10/2015	JPY	301,000	USD	2,446	37,775	—
TDB	09/2015	USD	297	BRL	1,010	18,512	—
Total Unrealized Appreciation and Depreciation						$926,312	$763,703

Futures Contracts as of August 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Brent Crude Oil*	ICE	Sell	9/15/15	14	$758,100	$(43,294)
CAC 40 10 Index	PAR	Sell	9/18/15	288	15,034,296	996,614
CBOE Volatility Index	CBE	Buy	10/21/15	95	2,225,375	163,681
Coffee “C”*	NYB	Sell	12/18/15	15	699,188	20,338
Cotton No. 2*	NYB	Buy	12/8/15	23	724,500	(46,087)
FTSE 100 Index	LIF	Sell	9/18/15	153	14,596,179	1,069,195
Gold (100 oz.)*	CMX	Sell	10/28/15	8	905,600	(33,104)
Lean Hogs*	CME	Buy	10/14/15	29	789,090	44,375
Natural Gas*	NYM	Sell	9/28/15	24	645,360	18,353
New York Harbor ULSD*	NYM	Buy	9/30/15	11	785,954	58,808

12 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Nickel*	LME	Sell	9/14/15	11	$662,508	$44,647
S&P 500 E-Mini Index	CME	Sell	9/18/15	96	9,452,160	544,439
S&P/TSX 60 Index	MON	Sell	9/17/15	22	2,722,742	136,917
Soybean*	CBT	Buy	11/13/15	16	710,000	(36,446)
SPI 200 Index	SFE	Sell	9/17/15	43	3,952,878	249,823
United States Treasury Long Bonds	CBT	Buy	12/21/15	41	6,339,625	(60,130)
United States Treasury Nts., 2 yr.	CBT	Sell	12/31/15	9	1,966,219	3,525
United States Treasury Nts., 10 yr.	CBT	Sell	12/21/15	5	635,313	4,582
Wheat*	CBT	Buy	12/14/15	29	703,250	(19,171)
WTI Crude Oil*	NYM	Sell	9/22/15	35	1,722,000	(170,389)
						$2,946,676

*All or a portion of this security is owned by the Subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at August 31, 2015
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Premiums Received	Value
JPY Currency Put	BOA	JPY	121.280	9/7/15	JPY (249,000,000)	$13,856	$(13,944)
JPY Currency Call	BOA	JPY	121.280	9/7/15	JPY (249,000,000)	13,327	(15,189)
JPY Currency Call	JPM	JPY	119.700	9/2/15	JPY (246,000,000)	15,058	(1,230)
JPY Currency Put	JPM	JPY	119.700	9/2/15	JPY (246,000,000)	14,894	(26,814)
JPY Currency Put	JPM	JPY	120.800	9/4/15	JPY (247,000,000)	13,978	(14,820)
JPY Currency Call	JPM	JPY	120.800	9/4/15	JPY (247,000,000)	13,380	(7,657)
JPY Currency Put	MOS-A	JPY	120.200	9/3/15	JPY (247,000,000)	13,461	(20,748)
JPY Currency Call	MOS-A	JPY	120.200	9/3/15	JPY (247,000,000)	13,585	(3,458)
JPY Currency Put	TDB	JPY	119.840	9/1/15	JPY (249,000,000)	15,053	(23,904)
JPY Currency Call	TDB	JPY	119.840	9/1/15	JPY (249,000,000)	15,252	(498)
Total Over-the-Counter Options Written						$141,844	$(128,262)

Centrally Cleared Credit Default Swaps at August 31, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.24	Buy	5.000%	6/20/20	USD	12,222	$628,731	$(622,467)

Over-the-Counter Credit Default Swaps at August 31, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Anadarko Petroleum Corp.	GSG	Buy	1.000%	9/20/20	USD	1,530	$(10,392)	$15,982
Apache Corp.	FIB	Buy	1.000	9/20/20	USD	1,530	(45,241)	42,163
Barrick Gold Corp.	BNP	Buy	1.000	9/20/20	USD	1,530	(155,645)	136,627
Canadian Natural Resources Ltd.	GSG	Buy	1.000	9/20/20	USD	1,530	(46,634)	76,800
Conagra Foods, Inc.	JPM	Sell	1.000	9/20/20	USD	1,570	(20,051)	12,437
Deere & Co.	BAC	Sell	1.000	9/20/20	USD	1,570	(51,450)	43,183
Devon Energy Corp.	BNP	Buy	1.000	9/20/20	USD	1,530	(15,459)	36,814

13 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
E.I. Du Pont de Nemours & Co.	JPM	Buy	1.000%	9/20/20	USD	1,570	$44,534	$(30,407)
Expedia, Inc.	CITNA-B	Sell	1.000	9/20/20	USD	1,570	(6,803)	8,942
Ford Motor Co.	BNP	Sell	5.000	9/20/20	USD	1,530	(292,849)	296,855
Gap, Inc. (The)	CITNA-B	Buy	1.000	9/20/20	USD	1,570	5,292	(3,511)
Hartford Financial Services Group, Inc.	BAC	Sell	1.000	9/20/20	USD	1,530	(28,947)	35,825
Metlife, Inc.	JPM	Sell	1.000	9/20/20	USD	1,530	(20,488)	17,358
Mondelez International, Inc.	CITNA-B	Sell	1.000	9/20/20	USD	1,530	(41,556)	45,104
Newmont Mining Corp.	FIB	Buy	1.000	9/20/20	USD	1,530	(102,923)	82,831
Prudential Financial, Inc.	BAC	Sell	1.000	9/20/20	USD	1,570	(25,833)	17,479
Southwest Airlines Co.	CITNA-B	Buy	1.000	9/20/20	USD	1,570	7,607	(27,570)
Staples, Inc.	CITNA-B	Buy	1.000	9/20/20	USD	1,530	(39,298)	48,042
Time Warner Cable, Inc.	BAC	Sell	1.000	9/20/20	USD	1,570	34,260	(20,394)
Transocean, Inc.	BNP	Sell	1.000	9/20/20	USD	1,570	372,273	(423,313)
Total Over-the-Counter Credit Default Swaps							$(439,603)	$411,247

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$ 13,970,000	$ —	BBB- to A
Non-Investment Grade Single Name Corporate Debt	$ 1,570,000	$ —	BB+
	$ 15,540,000	$ —

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund

Centrally Cleared Interest Rate Swaps at August 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
BAC	Pay	Three- Month SEK STIBOR SIDE	1.365%	8/10/25	SEK	1,225	$—	$439
BAC	Pay	Three- Month SEK STIBOR SIDE	1.630	7/3/25	SEK	78,270	22,700	288,029

14 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
BOA	Pay	Three- Month NZD BBR FRA	3.710%	8/10/25	NZD	35	$—	$(228)
BOA	Receive	Three- Month NZD BBR FRA	3.950	7/3/25	NZD	13,895	134,984	(280,976)
JPM	Receive	Six-Month JPY BBA LIBOR	0.593	7/10/25	JPY	1,141,000	—	(37,607)
JPM	Receive	Three- Month USD BBA LIBOR	2.350	7/10/25	USD	9,180	(2,956)	102,778
Total Centrally Cleared Interest Rate Swaps							$154,728	$72,435

Over-the-Counter Total Return Swaps at August 31, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/10/16	AUD	8,555	$(309,089)
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 50 basis points	4/7/16	CAD	8,228	(328,968)
DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 40 basis points	2/5/16	USD	9,314	(525,404)
DBOPSPST Custom Basket	DEU	Receive	One-Month USD BBA LIBOR minus 55 basis points	2/5/16	USD	9,226	416,450
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	8/15/16	HKD	48,747	(818,150)
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	8/24/16	USD	21,949	(1,305,711)
HIU5 Index	GSG	Pay	No Floating Rate	10/8/15	HKD	37,673	(124,171)
MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	7/5/16	EUR	14,433	(1,363,480)
MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	7/5/16	GBP	10,121	(704,343)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/16	USD	22,268	1,388,919
Total Over-the-Counter Total Return Swaps							$(3,673,947)

15 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at August 31, 2015
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value
AUD/NZD spot exchange rate	BOA	Receive	$9.300	9/8/15	AUD	6,300	$4,394
AUD/NZD spot exchange rate	JPM	Receive	9.025	9/8/15	AUD	6,500	4,811
CAD/JPY spot exchange rate	GSG	Pay	8.450	9/24/15	CAD	6,100	(47,294)
CAD/JPY spot exchange rate	JPM	Pay	8.850	9/18/15	CAD	6,100	(44,605)
CAD/JPY spot exchange rate	DEU	Pay	8.500	9/24/15	CAD	6,100	(49,566)
CAD/JPY spot exchange rate	CITNA-B	Pay	9.650	9/24/15	CAD	6,100	(46,459)
CAD/JPY spot exchange rate	BOA	Pay	8.500	9/24/15	CAD	6,100	(48,963)
CHF/NOK spot exchange rate	DEU	Pay	10.900	9/4/15	CHF	4,600	(14,752)
CHF/NOK spot exchange rate	DEU	Pay	10.800	9/8/15	CHF	4,600	(15,609)
CHF/NOK spot exchange rate	DEU	Pay	10.000	9/3/15	CHF	4,700	(18,330)
GBP/AUD spot exchange rate	JPM	Receive	10.400	9/10/15	GBP	3,000	20,347
GBP/AUD spot exchange rate	GSG	Receive	10.600	9/17/15	GBP	3,000	17,539
GBP/AUD spot exchange rate	DEU	Receive	10.200	9/11/15	GBP	3,000	20,394
GBP/AUD spot exchange rate	JPM	Receive	11.125	9/14/15	GBP	3,000	15,007
GBP/AUD spot exchange rate	JPM	Receive	10.050	9/14/15	GBP	3,000	21,452
GBP/AUD spot exchange rate	DEU	Receive	10.500	9/14/15	GBP	3,000	17,493
iShares MSCI Emerging Markets	GSG	Receive	464.403	10/2/15	USD	639	303,972
iShares MSCI Emerging Markets	GSG	Pay	441.000	10/5/15	USD	656	(337,742)
iShares MSCI Emerging Markets	GSG	Receive	451.563	10/6/15	USD	648	336,344
iShares MSCI Emerging Markets	GSG	Pay	447.323	10/2/15	USD	651	(320,800)
iShares MSCI Emerging Markets	GSG	Receive	457.960	10/5/15	USD	644	320,648
iShares MSCI Emerging Markets	GSG	Pay	434.723	10/6/15	USD	660	(353,687)
iShares MSCI Emerging Markets	GSG	Receive	501.760	10/8/15	USD	615	273,607
iShares MSCI Emerging Markets	GSG	Pay	462.250	10/8/15	USD	641	(310,494)
iShares MSCI Emerging Markets	GSG	Pay	497.290	10/7/15	USD	618	(282,358)
iShares MSCI Emerging Markets	GSG	Receive	497.290	10/7/15	USD	618	282,358
NZD/JPY spot exchange rate	BOA	Receive	17.150	9/30/15	NZD	7,200	4,655
NZD/JPY spot exchange rate	BOA	Receive	16.500	10/1/15	NZD	7,200	9,035
NZD/JPY spot exchange rate	BOA	Receive	17.000	10/2/15	NZD	7,300	(370)
NZD/JPY spot exchange rate	JPM	Receive	18.550	9/28/15	NZD	7,200	137

16 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Volatility Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value
NZD/JPY spot exchange rate	DEU	Pay	$12.250	9/25/15	NZD	6,900	$(63,630)
NZD/JPY spot exchange rate	BOA	Receive	18.500	9/28/15	NZD	7,100	(3,015)
NZD/JPY spot exchange rate	CITNA-B	Receive	16.950	9/28/15	NZD	7,100	5,580
Total Over-the-Counter Volatility Swaps							$(299,901)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

17 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BBR FRA	Bank Bill Forward Rate Agreement
CDX.HY.24	Markit CDX High Yield Index
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securitites
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
HIU5	The Hang Seng Index Futures
MSCI	Morgan Stanley Capital International
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
OEX	S&P 100 Index
STIBOR SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Mercantile Exchanges
ICE	Intercontinential Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

18 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS August 31, 2015 Unaudited

1. Organization

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 10,297 shares with net assets of $7,299,339.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for

19 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

20 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as

21 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$8,978,209	$—	$26,090	$9,004,299
Mortgage-Backed Obligations	—	536,142	—	536,142
Non-Convertible Corporate Bonds and Notes	—	30,796,004	—	30,796,004
Event-Linked Bonds	—	20,005,903	—	20,005,903
Investment Companies	10,341,839	5,954,663	—	16,296,502
Short-Term Note	—	36,998,840	—	36,998,840
Total Investments, at Value	19,320,048	94,291,552	26,090	113,637,690

22 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table (Continued)
Other Financial Instruments:
Forward currency exchange contracts	—	926,312	—	926,312
Futures contracts	3,355,297	—	—	3,355,297
Centrally cleared swaps, at value	—	391,246	—	391,246
Swaps, at value	—	4,379,584	—	4,379,584
Total Assets	$22,675,345	$99,988,694	$26,090	$122,690,129

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(763,703)	$—	$(763,703)
Futures contracts	(408,621)	—	—	(408,621)
Options written, at value	—	(128,262)	—	(128,262)
Centrally cleared swaps, at value	—	(941,278)	—	(941,278)
Swaps, at value	—	(7,942,185)	—	(7,942,185)
Total Liabilities	$(408,621)	$(9,775,428)	$—	$(10,184,049)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

23 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.5% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated

24 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end are as follows:

Cost	$736,097
Market Value	$217,890
Market value as % of Net Assets	0.18%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments

25 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as

26 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $12,053,975 and $23,470,738, respectively.

27 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

28 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $16,154,919 and $55,761,134 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

29 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

During the reporting period, the Fund had an ending monthly average market value of $31,839 and $43,667 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity during the period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of May 29, 2015	11,760,000	$96,547
Options written	4,571,700,000	1,132,796
Options closed or expired	(2,107,460,000)	(1,087,499)
Options outstanding as of August 31, 2015	2,476,000,000	$141,844

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or

30 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

During the reporting period, the Fund had ending monthly average notional amounts of $37,296,388 and $23,905,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk.

31 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

During the reporting period, the Fund had ending monthly average notional amounts of $18,508,602 and $18,934,814 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

During the reporting period, the Fund had ending monthly average notional amounts of $82,126,811 and $36,136,337 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by

32 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

33 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $44,925 and $46,379 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $701,775.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant,

34 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between

35 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes (Continued)

book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$118,004,817
Federal tax cost of other investments	(44,902,416)

Total federal tax cost	$73,102,401

Gross unrealized appreciation	$8,097,762
Gross unrealized depreciation	(13,278,117)

Net unrealized depreciation	$(5,180,355)

36 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	10/12/2015